                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                                     ANNEX A
                                     -------

     Whenever used in either (i) the Amended and Restated Indenture, dated as of February 22, 2002, among AMERICREDIT MASTER TRUST, a Delaware business trust, BANK ONE, NA, a national banking association, as trustee and BANKERS TRUST COMPANY, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Indenture"), or (ii) the Amended and Restated Sale and
                        ---------
Servicing Agreement, dated as of February 22, 2002, among AMERICREDIT MASTER TRUST, a Delaware business trust, AMERICREDIT FUNDING CORP. VII, a Delaware corporation, AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, and BANK ONE, NA, a national banking association, as Backup Servicer and Trust Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), the following words and phrases shall
           ----------------------------
have the following meanings:

     "ABS" shall mean the assumed rate of prepayments on the Receivables for
      ---
each Collection Period based upon the "Absolute Prepayment Model", applied in accordance with current market standards.

     "Accountants' Report" means the report of a firm of nationally recognized
      -------------------
independent accountants described in Section 4.11 of the Sale and Servicing Agreement.

     "Accounting Date" means, with respect to any Collection Period, the last
      ---------------
day of such Collection Period.

     "Act" has the meaning specified in Section 12.3(a) of the Indenture.
      ---

     "Additional Class A-1 Principal Amount" shall mean, with respect to any
      -------------------------------------
Borrowing, the amount, if any, advanced under the Class A-1 Notes to the Issuer pursuant to Section 12.6 of the Indenture in connection with such Borrowing.

     "Additional Class A-2 Principal Amount" shall mean, with respect to any
      -------------------------------------
Borrowing, the amount, if any, advanced under the Class A-2 Notes to the Issuer pursuant to Section 12.6 of the Indenture in connection with such Borrowing.

     "Additional Class B Principal Amount" shall mean, with respect to any
      -----------------------------------
Borrowing, the amount, if any, advanced under the Class B Notes to the Issuer pursuant to Section 12.6 of the Indenture in connection with such Borrowing.

     "Additional Class C Principal Amount" shall mean, with respect to any
      -----------------------------------
Borrowing, the amount, if any, advanced under the Class C Notes to the Issuer pursuant to Section 12.6 of the Indenture in connection with such Borrowing.

     "Additional Class D Principal Amount" shall mean, with respect to any
      -----------------------------------
Borrowing, the amount, if any, advanced under the Class D Notes to the Issuer pursuant to Section 12.6 of the Indenture in connection with such Borrowing.

                                   Annex A-1

     "Additional Class E Principal Amount" shall mean, with respect to any
      -----------------------------------
Borrowing, the amount, if any, advanced under the Class E Notes to the Issuer pursuant to Section 12.6 of the Indenture in connection with such Borrowing.

     "Additional Class S Principal Amount" shall mean, with respect to any
      -----------------------------------
Borrowing, the amount, if any, advanced under the Class S Notes to the Issuer pursuant to Section 12.6 of the Indenture in connection with such Swingline Borrowing.

     "Additional Issuance Date" means each date on which additional Notes of any
      ------------------------
Class are issued pursuant to Section 12.7 of the Indenture.

     "Administrative Agent" means, initially, Bankers Trust Company, in its
      --------------------
capacity as administrative agent on behalf of the Noteholders, including its successors-in-interest, until and unless a successor Person shall have become the Administrative Agent pursuant to Section 11.9 of the Indenture, and thereafter "Administrative Agent" shall mean such successor Person.

     "Administrative Agent Fee" means, for any Distribution Date, to the extent
      ------------------------
not paid pursuant to the fee letter between the Issuer and the Administrative Agent, the amount, if any, due and owing to the Administrative Agent as its regular fee on such Distribution Date pursuant to such fee letter.

     "Administrative Receivable" means, with respect to any Collection Period, a
      -------------------------
Receivable which the Servicer is required to purchase pursuant to Section 4.7 of the Sale and Servicing Agreement or which the Servicer has elected to purchase pursuant to Section 4.4(c) of the Sale and Servicing Agreement on the Determination Date with respect to such Collection Period.

     "AFC" means AmeriCredit Funding Corp. VII.
      ----

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A person shall not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person, unless such other Person controls such Person through equity ownership or otherwise.

     "Agents" means the Class A-1 Agents, the Class A-2 Agents, the Class S
      ------
Agents, the Class B Agents, the Class C Agents, the Class D Agents and the Class E Agents.

     "Aggregate Note Principal Balance" means, as of any date, the sum of the
      --------------------------------
Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class S Principal Balance, the Class B Principal Balance, the Class C Principal Balance, the Class D Principal Balance and the Class E Principal Balance on such date.

     "Aggregate Principal Balance" means, with respect to any date of
      ---------------------------
determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the related Collection Period and (ii) any Receivable

                                    Annex A-2
that became a Purchased Receivable prior to the end of the related Collection Period) as of the date of determination.

     "AmeriCredit" means AmeriCredit Financial Services, Inc.
      -----------

     "AmeriCredit Score" means, with respect to a Receivable at any time, the
      -----------------
credit score for the related Obligor at such time, determined in accordance with the Servicing Collection and Credit Policy and Procedures (as in effect from time to time).

     "Amount Financed" means, with respect to a Receivable, the aggregate amount
      ---------------
advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums (excluding premiums on force-placed insurance), service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual
      ----------------------      ---
percentage rate of finance charges or service charges, as stated in the related Contract.

     "Authorized Officer" means, with respect to the Issuer and the Servicer,
      ------------------
any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Auto Loan Purchase and Sale Agreement" means any agreement between a
      -------------------------------------
Third-Party Lender and AmeriCredit relating to the acquisition of Receivables from a Third Party Lender by AmeriCredit.

     "Available Funds" means, with respect to any Distribution Date, the sum of
      ---------------
(i) the Collected Funds for the related Collection Period, (ii) all Purchase Amounts deposited in the Collection Account during the related Collection Period, plus Investment Earnings with respect to the Trust Accounts for the related Collection Period, (iii) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.3 of the Indenture since the preceding Distribution Date by the Trust Collateral Agent for distribution pursuant to
Section 5.6 of the Indenture, (iv) the proceeds of any purchase or sale of the assets of the Trust described in Section 9.1 of the Sale and Servicing Agreement, and (v) any amounts received by the Trust Collateral Agent pursuant to any Interest Rate Hedge.

     "Backup Servicer" means Bank One, NA, solely in its capacity as backup
      ---------------
servicer, together with its permitted successors and assigns in such capacity.

     "Backup Servicer/Trust Collateral Agent Fee" means, for any Distribution
      ------------------------------------------
Date, the amount calculated at the Backup Servicer/Trust Collateral Agent Fee Rate payable to the Backup Servicer and Trust Collateral Agent as its regular fee on such Distribution Date pursuant to the Backup Servicer/Trust Collateral Agent Fee Letter.

                                   Annex A-3

     "Backup Servicer/Trust Collateral Agent Fee Letter" means (a) that certain
      -------------------------------------------------
schedule of fees of Bank One, NA, acknowledged by AmeriCredit and the Issuer and the Administrative Agent, as the same may be amended, supplemented or otherwise modified by the parties thereto, provided that if such fees increase more than
                                 --------
10% per annum, any such amendment or modification shall have been approved by the Class A Majority, the Class B Majority and the Class C Majority, acting together. and (b) any letter agreement(s) or schedule of fees entered into by AmeriCredit and the Issuer, with the consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together, with a substitute Backup Servicer and/or Trust Collateral Agent in replacement of the schedule of fees referred to in clause (a) above relating to fees payable to such substitute Backup Servicer and/or Trust Collateral Agent, as the case may be.

     "Backup Servicing/Trust Collateral Agent Fee Rate" has the meaning set
      ------------------------------------------------
forth in the Backup Servicer/Trust Collateral Agent Fee Letter.

     "Basic Documents" means the Indenture, the Certificate of Trust, the Trust
      ---------------
Agreement, as amended, the Sale and Servicing Agreement, the Master Sale and Contribution Agreement, each Note Purchase Agreement, the Custodian Agreement, any Interest Rate Hedge Agreement and other documents and certificates delivered in connection therewith.

     "Benefit Plan Entity" has the meaning specified in Section 2.4 of the
      -------------------
Indenture.

     "Book Entry Notes" means a beneficial interest in the Notes, ownership and
      ----------------
transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

     "Borrowing" has the meaning specified in Section 12.6 of the Indenture.
      ---------

     "Borrowing Base" means each of the Class A Borrowing Base, the Class B
      --------------
Borrowing Base, the Class S Borrowing Base, the Class C Borrowing Base, the Class D Borrowing Base and the Class E Borrowing Base.

     "Borrowing Base Confirmation" has the meaning specified in Section 12.6(a)
      ---------------------------
of the Indenture.

     "Borrowing Base Deficiency" means each of a Class A Borrowing Base
      -------------------------
Deficiency, a Class B Borrowing Base Deficiency, a Class S Borrowing Base Deficiency, Class C Borrowing Base Deficiency, a Class D Borrowing Base Deficiency and a Class E Borrowing Base Deficiency.

     "Borrowing Base Delinquent Receivable" means a Receivable (other than a
      ------------------------------------
Defaulted Receivable) with respect to which more than 5% of a Scheduled Receivable Payment is more than 30 days past due.

     "Borrowing Date" has the meaning specified in Section 12.6 of the
      --------------
Indenture.

                                   Annex A-4

     "Business Day" means a day other than a Saturday, a Sunday or other day on
      ------------
which commercial banks located in the states of Delaware, New York, Ohio or Texas are authorized or obligated to be closed.

     "Calculation Date" means the close of business on the last day of each
      ----------------
Collection Period.

     "Calendar Quarter" means the three-month period ending on the last day of
      ----------------
March, June, September or December.

     "Capped Expenses" means, at any time, costs and expenses due at such time
      ---------------
(if any) to the Backup Servicer, the Trust Collateral Agent and to the Trustee under the Basic Documents not in excess of $7,500 with respect to any Collection Period.

     "Certificate" means a trust certificate evidencing a beneficial interest of
      -----------
a Certificateholder in the Trust.

     "Certificateholder" means a Person in whose name a Certificate is
      -----------------
registered.

     "Certificate of Trust" means the certificate of trust of the Issuer
      --------------------
substantially in the form of Exhibit B to the Trust Agreement.

     "Change of Control" means a change resulting when any Unrelated Person or
      -----------------
any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of AmeriCredit Corp. or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of AmeriCredit Corp. such that such nominees when added to any existing director remaining on the Board of Directors of AmeriCredit Corp. after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of AmeriCredit Corp. As used herein, (a) "Beneficially Own" shall mean "beneficially own" as
                           ----------------
defined in Rule 13d-3 of the Exchange Act, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" shall mean a "group" for purposes of Section 13(d) of the Exchange Act;
 -----
(c) "Unrelated Person" shall mean at any time any Person other than AmeriCredit
     ----------------
Corp. or any of its Subsidiaries, any of the shareholders of AmeriCredit Corp. on the Closing Date and other than any trust for any employee benefit plan of AmeriCredit Corp. or any of its Subsidiaries; (d) "Related Person" of any Person
                                                   --------------
shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person; and
(e) "Voting Stock" of any Person shall mean the capital stock or other indicia
     ------------
of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

     "Class" means the Class A-1 Notes, the Class A-2 Notes, the Class S Notes,
      ------
the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes as the context requires.

                                   Annex A-5

     "Class A Aggregate Undrawn Amount" means, at any time, the sum of the Class
      --------------------------------
A-1 Aggregate Undrawn Amount and the Class A-2 Aggregate Undrawn Amount.

     "Class A Borrowing Base" means, on any day, the excess, if any, of (a) the
      ----------------------
sum of (i) the Aggregate Principal Balance of all Eligible Receivables on such day minus (ii) the Excluded Receivables Balance on such day plus (iii) the amount on deposit in the Collateral Account on such day plus (iv) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (b) the sum of (i) the Class A Required Note Enhancement and (ii) the Class A Swingline Percentage of the Class S Principal Balance.

     "Class A Borrowing Base Deficiency" has the meaning set forth in Section
      ---------------------------------
5.1(vi) of the Indenture.

     "Class A Borrowing Percentage" shall mean with respect to any date, the
      ----------------------------
percentage equivalent of a fraction the numerator of which is the Class A Borrowing Base on such date and the denominator of which is the sum of the Class A Borrowing Base, the Class B Borrowing Base and the Class C Borrowing Base.

     "Class A Commitment" shall mean, for any Committed Purchaser (as defined in
      ------------------
each of the Class A-1 Note Purchase Agreement and the Class A-2 Note Purchase Agreement), the maximum amount of such Committed Purchaser's commitment to purchase a portion of the Class A-1 Principal Amount or Class A-2 Principal Amount, as appropriate, as determined pursuant to the related Note Purchase Agreement.

     "Class A Credit Score Enhancement Rate" has then meaning set forth on
      -------------------------------------
Schedule 2 to the Indenture.

     "Class A Limited Amortization Amount" has the meaning specified in Section
      -----------------------------------
10.4 of the Indenture.

     "Class A Majority" means the "Class A Majority Owners" together with the
      ----------------
"Class A Majority Purchasers".

     "Class A Majority Owners" shall mean, at any time, Class A Owners holding
      -----------------------
more than 50% of the Class A Principal Balance at such time.

     "Class A Majority Purchasers" shall mean, at any time, Committed Purchasers
      ---------------------------
(as defined in each of the Class A-1 Note Purchase Agreement and the Class A-2 Note Purchase Agreement) having Class A Commitments under the Class A-1 Note Purchase Agreement and the Class A-2 Note Purchase Agreement aggregating more than 50% of the Class A Total Commitment.

     "Class A Notes" means the Class A-1 Notes and the Class A-2 Notes.
      -------------

     "Class A Owners" shall mean the Class A Purchasers that are owners of
      --------------
record of the Class A-1 Notes or Class A-2 Notes, as applicable, or, with respect to any Class A-1 Note or Class A-2 Note held by a Class A-1 Agent or Class A-2 Agent as nominee, the Class A

                                   Annex A-6

Purchasers that are beneficial owners of such Note as reflected on the books of such Agent in accordance with the related Note Purchase Agreement.

     "Class A Principal Balance" shall mean, with respect to any date, the sum
      -------------------------
of the Class A-1 Principal Balance and the Class A-2 Principal Balance on such date.

     "Class A Purchasers" shall mean, collectively, the Class A-1 Purchasers (as
      ------------------
defined in the Class A-1 Note Purchase Agreement) and the Class A-2 Purchasers (as defined in the Class A-2 Note Purchase Agreement).

     "Class A Required Noteholders" means the "Class A Required Owners" together
      ----------------------------
with the "Class A Required Purchasers".

     "Class A Required Note Enhancement" means, on any day, the product of (a)
      ---------------------------------
the Class A Credit Score Enhancement Rate and (b) the Aggregate Principal Balance of the Eligible Receivables minus the Excluded Receivables Balance on such day.

     "Class A Required Owners" shall mean, at any time, Class A Owners holding
      ------------------------
more than two-thirds of the Class A Principal Balance at such time.

     "Class A Required Purchasers" shall mean, at any time, Committed Purchasers
      ---------------------------
(as defined in each of the Class A-1 Note Purchase Agreement and the Class A-2 Note Purchase Agreement) having Class A Commitments under the Class A-1 Note Purchase Agreement and the Class A-2 Note Purchase Agreement aggregating more than two-thirds of the Class A Total Commitment.

     "Class A Swingline Percentage" shall mean with respect to any date, the
      ----------------------------
percentage equivalent of a fraction the numerator of which is 100% minus the Class A Credit Score Enhancement Rate on such date and the denominator of which is 100% minus the Class C Credit Score Enhancement Rate on such date.

     "Class A Total Commitment" shall mean, on any date of determination, the
      ------------------------
aggregate Class A Commitments of the Committed Purchasers (as defined in each of the Class A-1 Note Purchase Agreement and the Class A-2 Note Purchase Agreement) under the Class A-1 Note Purchase Agreement and the Class A-2 Note Purchase Agreement.

     "Class A-1 Agent" means each person designated as such under the Class A-1
      ---------------
Note Purchase Agreement.

     "Class A-1 Aggregate Undrawn Amount" means, at any time, the aggregate
      ----------------------------------
amount of the Class A-1 Commitments over the Class A-1 Principal Balance.

     "Class A-1 Commitments" means the "Commitments" as defined in the Class A-1
      ---------------------
Note Purchase Agreement.

     "Class A-1 Initial Principal Balance" shall mean $0.
      -----------------------------------

                                   Annex A-7

     "Class A-1 Majority" means the "Majority Class A-1 Owners" together with
      ------------------
the "Majority Class A-1 Purchasers", each as defined in the Class A-1 Note Purchase Agreement.

     "Class A-1 Monthly Costs and Expenses" has the meaning specified in the
      ------------------------------------
Class A-1 Note Purchase Agreement.

     "Class A-1 Monthly Interest and Fees" has the meaning specified in the
      -----------------------------------
Class A-1 Note Purchase Agreement.

     "Class A-1 Monthly Interest Cap" means, with respect to any Distribution
      ------------------------------
Date, the sum of the daily interest which would have accrued on the Class A-1 Principal Balance on each day during the Interest Period with respect to such Distribution Date at a rate per annum equal to 0.875% in excess of the LIBOR Rate (determined as set forth in the Class A-1 Note Purchase Agreement, provided
                                                                        --------
that the Fixed Period referred to in the definition of LIBOR Rate shall be the
----
Interest Period with respect to such Distribution Date).

     "Class A-1 Note Purchase Agreement" means the Amended and Restated Class
      ---------------------------------
A-1 Note Purchase Agreement, dated as of February 22, 2002, among the Issuer, the Sellers, the Servicer, the financial institutions parties thereto, the Class A-1 Agents and the Administrative Agent, as from time to time amended, supplemented or otherwise modified.

     "Class A-1 Notes" means the Class A-1 Floating Rate Asset Backed Notes,
      ---------------
substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Principal Balance" shall mean, with respect to any date, an
      ---------------------------
amount equal to the excess of (a) the sum of (i) the Class A-1 Initial Principal Balance, plus (ii) the aggregate principal amount of any Additional Class A-1 Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments in respect of the Class A-1 Notes pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

     "Class A-1 Required Noteholders" means the "Required Class A-1 Owners"
      ------------------------------
together with the "Required Class A-1 Purchasers", each as defined in the Class A-1 Note Purchase Agreement.

     "Class A-2 Agent" means each person designated as such under the Class A-2
      ---------------
Note Purchase Agreement.

     "Class A-2 Aggregate Undrawn Amount" means, at any time, the aggregate
      ----------------------------------
amount of the Class A-2 Commitments over the Class A-2 Principal Balance.

     "Class A-2 Commitments" means the "Commitments" as defined in the Class A-2
      ---------------------
Note Purchase Agreement.

     "Class A-2 Initial Principal Balance" shall mean $0.
      -----------------------------------

     "Class A-2 Majority" means the "Majority Class A-2 Owners" together with
      ------------------
the "Majority Class A-2 Purchasers", each as defined in the Class A-2 Note Purchase Agreement.

                                   Annex A-8

     "Class A-2 Monthly Costs and Expenses" has the meaning specified in the
      ------------------------------------
Class A-2 Note Purchase Agreement.

     "Class A-2 Monthly Interest and Fees" has the meaning specified in the
      -----------------------------------
Class A-2 Note Purchase Agreement.

     "Class A-2 Monthly Interest Cap" means, with respect to any Distribution
      ------------------------------
Date, the sum of the daily interest which would have accrued on the Class A-2 Principal Balance on each day during the Interest Period with respect to such Distribution Date at a rate per annum equal to 1.10% in excess of the LIBOR Rate (determined as set forth in the Class A-2 Note Purchase Agreement, provided that the Fixed Period referred to in the definition of LIBOR Rate shall be the Interest Period with respect to such Distribution Date).

     "Class A-2 Note Purchase Agreement" means the Amended and Restated Class
      ---------------------------------
A-2 Note Purchase Agreement, dated as of February 22, 2002, among the Issuer, the Sellers, the Servicer, the financial institutions parties thereto, the Class A-2 Agents and the Administrative Agent, as from time to time amended, supplemented or otherwise modified.

     "Class A-2 Notes" means the Class A-2 Floating Rate Asset Backed Notes,
      ---------------
substantially in the form of Exhibit A-2 to the Indenture.

     "Class A-2 Principal Balance" shall mean, with respect to any date, an
      ---------------------------
amount equal to the excess of (a) the sum of (i) the Class A-2 Initial Principal Balance, plus (ii) the aggregate principal amount of any Additional Class A-2 Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments in respect of the Class A-2 Notes pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

     "Class A-2 Required Noteholders" means the "Required Class A-2 Owners"
      ------------------------------
together with the "Required Class A-2 Purchasers", each as defined in the Class A-2 Note Purchase Agreement.

     "Class B Agent" means each person designated as such under the Class B Note
      -------------
Purchase Agreement.

     "Class B Aggregate Undrawn Amount" means, at any time, the aggregate amount
      --------------------------------
of the Class B Commitments over the Class B Principal Balance.

     "Class B Borrowing Base" means, on any day, the excess, if any, of (a) the
      ----------------------
sum of (i) the Aggregate Principal Balance of all Eligible Receivables on such day minus (ii) the Excluded Receivables Balance on such day plus (iii) the amount on deposit in the Collateral Account on such day plus (iv) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (b) the sum of (i) the Class B Required Note Enhancement, (ii) the Class A Principal Balance, (iii) the Class A Swingline Percentage of the Class S Principal Balance and (iv) the Class B Swingline Percentage of the Class S Principal Balance.

     "Class B Borrowing Base Deficiency" has the meaning set forth in Section
      ---------------------------------
5.1(vi) of the Indenture.

                                   Annex A-9

     "Class B Borrowing Percentage" shall mean with respect to any date, the
      ----------------------------
percentage equivalent of a fraction the numerator of which is the Class B Borrowing Base on such date and the denominator of which is the sum of the Class A Borrowing Base, the Class B Borrowing Base and the Class C Borrowing Base.

     "Class B Commitment" shall mean, for any Committed Purchaser (as defined in
      ------------------
each of the Class B Note Purchase Agreement), the maximum amount of such Committed Purchaser's commitment to purchase a portion of the Class B Principal Amount, as determined pursuant to the Class B Note Purchase Agreement.

     "Class B Credit Score Enhancement Rate" has then meaning set forth on
      -------------------------------------
Schedule 2 to the Indenture.

     "Class B Initial Principal Balance" shall mean $0.
      ---------------------------------

     "Class B Limited Amortization Amount" has the meaning specified in Section
      -----------------------------------
10.4 of the Indenture.

     "Class B Majority" means the "Majority Class B Owners" together with the
      ----------------
"Majority Class B Purchasers", each as defined in the Class B Note Purchase Agreement.

     "Class B Monthly Costs and Expenses" has the meaning specified in the Class
      ----------------------------------
B Note Purchase Agreement

     "Class B Monthly Interest and Fees" has the meaning specified in the Class
      ---------------------------------
B Note Purchase Agreement.

     "Class B Monthly Interest Cap" means, with respect to any Distribution
      ----------------------------
Date, the sum of the daily interest which would have accrued on the Class B Principal Balance on each day during the Interest Period with respect to such Distribution Date at a rate per annum equal to 1.50% in excess of the LIBOR Rate (determined as set forth in the Class B Note Purchase Agreement, provided that the Fixed Period referred to in the definition of LIBOR Rate shall be the Interest Period with respect to such Distribution Date).

     "Class B Note Purchase Agreement" means the Amended and Restated Class B
      -------------------------------
Note Purchase Agreement, dated as of February 22, 2002, among the Issuer, the Sellers, the Servicer, the financial institutions parties thereto, the Class B Agents and the Administrative Agent, as from time to time amended, supplemented or otherwise modified.

     "Class B Notes" means the Class B Floating Rate Asset Backed Notes,
      -------------
substantially in the form of Exhibit A-4 to the Indenture.

     "Class B Principal Balance" shall mean, with respect to any date, an amount
      -------------------------
equal to the excess of (a) the sum of (i) the Class B Initial Principal Balance, plus (ii) the aggregate principal amount of any Additional Class B Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments in respect of the Class B Notes pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

                                   Annex A-10

     "Class B Required Note Enhancement" means, on any day, the product of (a)
      ---------------------------------
the Class B Credit Score Enhancement Rate and (b) the Aggregate Principal Balance of the Eligible Receivables minus the Excluded Receivables Balance on such day.

     "Class B Required Noteholders" means the "Required Class B Owners" together
      ----------------------------
with the "Required Class B Purchasers", each as defined in the Class B Note Purchase Agreement.

     "Class B Swingline Percentage" shall mean with respect to any date, the
      ----------------------------
percentage equivalent of a fraction the numerator of which is the Class A Credit Score Enhancement Rate less the Class B Credit Score Enhancement Rate on such date and the denominator of which is 100% minus the Class C Credit Score Enhancement Rate on such date.

     "Class B Total Commitment" shall mean, on any date of determination, the
      ------------------------
aggregate Class B Commitments of the Committed Purchasers (as defined in the Class B Note Purchase Agreement) under the Class B Note Purchase Agreement.

     "Class C Agent" means each person designated as such under the Class C Note
      -------------
Purchase Agreement.

     "Class C Aggregate Undrawn Amount" means, at any time, the aggregate amount
      --------------------------------
of the Class C Commitments over the Class C Principal Balance.

     "Class C Borrowing Base" means, on any day, the excess, if any, of (a) the
      ----------------------
sum of (i) the Aggregate Principal Balance of all Eligible Receivables on such day minus (ii) the Excluded Receivables Balance on such day plus (iii) the amount on deposit in the Collateral Account on such day plus (iv) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (b) the sum of (i) the Class C Required Note Enhancement, (ii) the Class S Principal Balance, (iii) the Class A Principal Balance and (iv) the Class B Principal Balance.

     "Class C Borrowing Base Deficiency" has the meaning set forth in Section
      ---------------------------------
5.1(vi) of the Indenture.

     "Class C Borrowing Percentage" shall mean with respect to any date, the
      ----------------------------
percentage equivalent of a fraction the numerator of which is the Class C Borrowing Base on such date and the denominator of which is the sum of the Class A Borrowing Base, the Class B Borrowing Base and the Class C Borrowing Base.

     "Class C Commitment" shall mean, for any Committed Purchaser (as defined in
      ------------------
each of the Class C Note Purchase Agreement), the maximum amount of such Committed Purchaser's commitment to purchase a portion of the Class C Principal Amount, as determined pursuant to the Class C Note Purchase Agreement.

     "Class C Credit Score Enhancement Rate" has then meaning set forth on
      -------------------------------------
Schedule 2 to the Indenture.

     "Class C Initial Principal Balance" shall mean $0.
      ---------------------------------

                                   Annex A-11

     "Class C Limited Amortization Amount" has the meaning specified in Section
      -----------------------------------
10.4 of the Indenture.

     "Class C Majority" means the "Majority Class C Owners" together with the
      ----------------
"Majority Class C Purchasers", each as defined in the Class C Note Purchase Agreement.

     "Class C Monthly Costs and Expenses" has the meaning specified in the Class
      ----------------------------------
C Note Purchase Agreement.

     "Class C Monthly Interest and Fees" has the meaning specified in the Class
      ---------------------------------
C Note Purchase Agreement.

     "Class C Monthly Interest Cap" means, with respect to any Distribution
      ----------------------------
Date, the sum of the daily interest which would have accrued on the Class C Principal Balance on each day during the Interest Period with respect to such Distribution Date at a rate per annum equal to 2.25% in excess of the LIBOR Rate (determined as set forth in the Class C Note Purchase Agreement, provided that the Fixed Period referred to in the definition of LIBOR Rate shall be the Interest Period with respect to such Distribution Date).

     "Class C Note Purchase Agreement" means the Amended and Restated Class C
      -------------------------------
Note Purchase Agreement, dated as of February 22, 2002, among the Issuer, the Sellers, the Servicer, the financial institutions parties thereto, the Class C Agents and the Administrative Agent, as from time to time amended, supplemented or otherwise modified.

     "Class C Notes" means the Class C Floating Rate Asset Backed Notes,
      -------------
substantially in the form of Exhibit A-5 to the Indenture.

     "Class C Principal Balance" shall mean, with respect to any date, an amount
      -------------------------
equal to the excess of (a) the sum of (i) the Class C Initial Principal Balance, plus (ii) the aggregate principal amount of any Additional Class C Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments in respect of the Class C Notes pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

     "Class C Required Note Enhancement" means, on any day, the product of (a)
      ---------------------------------
the Class C Credit Score Enhancement Rate and (b) the Aggregate Principal Balance of the Eligible Receivables minus the Excluded Receivables Balance on such day.

     "Class C Required Noteholders" means the "Required Class C Owners" together
      ----------------------------
with the "Required Class C Purchasers", each as defined in the Class C Note Purchase Agreement.

     "Class C Swingline Percentage" shall mean with respect to any date, the
      ----------------------------
percentage equivalent of a fraction the numerator of which is the Class B Credit Score Enhancement Rate minus the Class C Credit Score Enhancement Rate on such date and the denominator of which is 100% minus the Class C Credit Score Enhancement Rate on such date.

                                   Annex A-12

     "Class C Total Commitment" shall mean, on any date of determination, the
      ------------------------
aggregate Class C Commitments of the Committed Purchasers (as defined in the Class C Note Purchase Agreement) under the Class C Note Purchase Agreement.

     "Class D Agent" means each person designated as such under the Class D Note
      -------------
Purchase Agreement.

     "Class D Borrowing Base" (a) means, on any day if the Class D Notes are not
      ----------------------
held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, the excess, if any, of (i) the sum of (A) the Aggregate Principal Balance of all Eligible Receivables on such day minus (B) the Excluded Receivables Balance on such day plus (C) the amount on deposit in the Collateral Account on such day plus (D) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (ii) the sum of (A) the Class D Required Note Enhancement, (B) the Class A Principal Balance, (C) the Class B Principal Balance, (D) the Class S Principal Balance and (E) the Class C Principal Balance and (b) if the Class D Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, shall not be applicable.

     "Class D Borrowing Base Deficiency" has the meaning set forth in Section
      ---------------------------------
5(vi) of the Indenture.

     "Class D Credit Score Enhancement Rate" (a) if the Class D Notes are not
      -------------------------------------
held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, has then meaning set forth on Schedule 2 to the Indenture and (b) if the Class D Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, shall not be applicable.

     "Class D Initial Principal Balance" shall mean $0.
      ---------------------------------

     "Class D Monthly Interest and Fees" means, with respect to any Distribution
      ---------------------------------
Date, the product of (a) the lesser of (i) 8% (or such other percentage as may be substituted by the Issuer subject to satisfaction of the Rating Agency Condition) and (ii) the rate provided for in the Class D Note, (b) 1/12 and (c) the average daily Class D Principal Balance during the preceding Interest Period.

     "Class D Note Purchase Agreement" means any note purchase agreement entered
      -------------------------------
into from time to time by the Issuer and purchasers of the Class D Notes, as from time to time amended, supplemented or otherwise modified.

     "Class D Notes" means the Class D Floating Rate Asset Backed Notes,
      -------------
substantially in the form of Exhibit A-6 to the Indenture.

     "Class D Principal Balance" shall mean, with respect to any date, an amount
      -------------------------
equal to the excess of (a) the sum of (i) the Class D Initial Principal Balance, plus (ii) the aggregate principal amount of any Additional Class D Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments in respect of the Class D Notes pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

                                   Annex A-13

     "Class D Required Note Enhancement" (a) means, on any day if the Class D
      ---------------------------------
Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, the product of (i) the Class D Credit Score Enhancement Rate and (ii) the Aggregate Principal Balance of the Eligible Receivables minus the Excluded Receivables Balance on such day and (b) if the Class D Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, shall not be applicable.

     "Class D Required Noteholders" means Class D Noteholders holding Class D
      ----------------------------
Notes with an aggregate outstanding principal balance greater than 66-2/3% of the outstanding Class D Principal Balance.

     "Class E Agent" means each person designated as such under the Class E Note
      -------------
Purchase Agreement.

     "Class E Borrowing Base" (a) means, on any day if the Class E Notes are not
      ----------------------
held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, the excess, if any, of (i) the sum of (A) the Aggregate Principal Balance of all Eligible Receivables on such day minus (B) the Excluded Receivables Balance on such day plus (C) the amount on deposit in the Collateral Account on such day plus (D) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (ii) the sum of (A) the Class E Required Note Enhancement, (B) the Class A Principal Balance, (C) the Class B Principal Balance, (D) the Class S Principal Balance, (E) the Class C Principal Balance and (F) the Class D Principal Balance and (b) if the Class E Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, shall not be applicable.

     "Class E Borrowing Base Deficiency" has the meaning set forth in Section
      ---------------------------------
5.1(vi) of the Indenture.

     "Class E Credit Score Enhancement Rate" (a) if the Class D Notes are not
      -------------------------------------
held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, has then meaning set forth on Schedule 2 to the Indenture and (b) if the Class E Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, shall not be applicable.

     "Class E Initial Principal Balance" shall mean $0.
      ---------------------------------

     "Class E Monthly Interest and Fees" means, with respect to any Distribution
      ---------------------------------
Date, the product of (a) the lesser of (i) 10% (or such other percentage as may be substituted by the Issuer subject to satisfaction of the Rating Agency Condition) and (ii) the rate provided for in the Class E Note, (b) 1/12 and (c) the average daily Class E Principal Balance during the preceding Interest Period.

     "Class E Note Purchase Agreement" means any note purchase agreement entered
      -------------------------------
into from time to time by the Issuer and purchasers of the Class E Notes, as from time to time amended, supplemented or otherwise modified.

     "Class E Notes" means the Class E Floating Rate Asset Backed Notes,
      -------------
substantially in the form of Exhibit A-7 to the Indenture.

                                   Annex A-14

     "Class E Principal Balance" shall mean, with respect to any date, an amount
      -------------------------
equal to the excess of (a) the sum of (i) the Class E Initial Principal Balance, plus (ii) the aggregate principal amount of any Additional Class E Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments in respect of the Class E Notes pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

     "Class E Required Note Enhancement" (a) means, on any day if the Class E
      ---------------------------------
Notes are not held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, the product of (i) the Class E Credit Score Enhancement Rate and (ii) the Aggregate Principal Balance of the Eligible Receivables minus the Excluded Receivables Balance on such day and (b) if the Class E Notes are held by the Issuer, AFC, AmeriCredit or any Affiliate thereof, shall not be applicable.

     "Class E Required Noteholders" means Class E Noteholders holding Class E
      ----------------------------
Notes with an aggregate outstanding principal balance greater than 66-2/3% of the outstanding Class D Principal Balance.

     "Class S Agent" means each person designated as such under the Class S Note
      -------------
Purchase Agreement.

     "Class S Aggregate Undrawn Amount" means, at any time, the aggregate amount
      --------------------------------
the Class S Commitments over the Class S Principal Balance.

     "Class S Borrowing Base" shall mean on any day, the excess, if any, of (a)
      ----------------------
the sum of (i) the Aggregate Principal Balance of all Eligible Receivables on such day minus (ii) the Excluded Receivables Balance on such day plus (iii) the amount on deposit in the Collateral Account on such day plus (iv) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (b) the sum of the Class C Required Note Enhancement, the Class A Principal Balance, the Class B Principal Balance and the Class C Principal Balance.

     "Class S Borrowing Base Deficiency" has the meaning set forth in Section
      ---------------------------------
5.1(vi) of the Indenture.

     "Class S Commitments" means the "Commitments" as defined in the Class S
      -------------------
Note Purchase Agreement.

     "Class S Initial Principal Balance" shall mean $0.
      ---------------------------------

     "Class S Majority" means the "Majority Class S Owners" together with the
      ----------------
"Majority Class S Purchasers", each as defined in the Class S Note Purchase Agreement.

     "Class S Monthly Costs and Expenses" has the meaning specified in the Class
      ----------------------------------
S Note Purchase Agreement.

     "Class S Monthly Interest and Fees" has the meaning specified in the Class
      ---------------------------------
S Note Purchase Agreement.

                                   Annex A-15

     "Class S Monthly Interest Cap" means, with respect to any Distribution
      ----------------------------
Date, the sum of the daily interest which would have accrued on the Class S Principal Balance on each day during the Interest Period with respect to such Distribution Date at a rate per annum equal to 2.25% in excess of the LIBOR Rate (determined as set forth in the Class S Note Purchase Agreement, provided that
                                                                 -------- ----
the Fixed Period referred to in the definition of LIBOR Rate shall be the Interest Period with respect to such Distribution Date).

     "Class S Note Purchase Agreement" means the Amended and Restated Class S
      -------------------------------
Note Purchase Agreement, dated as of February 22, 2002, among the Issuer, the Sellers, the Servicer, the financial institutions parties thereto, the Class S Agents and the Administrative Agent, as from time to time amended, supplemented or otherwise modified.

     "Class S Notes" means the Class S Swingline Asset Backed Notes,
      -------------
substantially in the form of Exhibit A-3 to the Indenture.

     "Class S Principal Balance" shall mean, with respect to any date, an amount
      -------------------------
equal to the excess of (a) the sum of (i) the Class S Initial Principal Balance, plus (ii) the aggregate principal amount of any Additional Class S Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments in respect of the Class S Notes pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

     "Class S Required Noteholders" means the "Required Class S Owners" together
      ----------------------------
with the "Required Class S Purchasers", each as defined in the Class S Note Purchase Agreement.

     "Clearing Agency" means an organization registered as a "clearing agency"
      ---------------
pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial
      ---------------------------
institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means March 8, 2002.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and Treasury Regulations promulgated thereunder.

     "Collateral" has the meaning specified in the Granting Clause of the
      ----------
Indenture.

     "Collateral Account" means the account designated as such, established and
      ------------------
maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

     "Collateral Insurance" shall have the meaning set forth in Section 4.4(a)
      --------------------
of the Sale and Servicing Agreement.

     "Collected Funds" means, with respect to any Collection Period, the amount
      ---------------
of funds in the Collection Account representing collections on the Receivables during such Collection

                                   Annex A-16

Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts).

     "Collection Account" means the account designated as such, established and
      ------------------
maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

     "Collection Period" means, with respect to the first Distribution Date, the
      -----------------
period beginning on the close of business on December 13, 2001 and ending on the close of business on December 31, 2001. With respect to each subsequent Distribution Date, "Collection Period" means the period beginning on the close of business on the last day of the immediately preceding Collection Period and ending on the close of business on the last day of the immediately preceding calendar month. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections and (ii) all distributions.

     "Collections" means, with respect to any Receivable, all cash collections
      -----------
and other cash proceeds (including liquidation proceeds) of such Receivable, including, without limitation, all Finance Charges, if any, and any refunded portion of extended warranty protection plan costs or of insurance costs (for example, physical damage, credit life or disability) included in the original amount financed under such Receivable, and cash proceeds of security related to such Receivable.

     "Collection Records" means all manually prepared or computer generated
      ------------------
records relating to collection efforts or payment histories with respect to the Receivables.

     "Computer Tape" means the computer tapes or other electronic media
      -------------
furnished by AmeriCredit to the Issuer and its assigns (and delivered to the Backup Servicer) describing certain characteristics of the Receivables as of the related Cutoff Date.

     "Contract" means a motor vehicle retail installment sale contract.
      --------

     "Controlling Class" means the Class A Notes so long as any Class A Notes
      -----------------
are Outstanding or any Class A Commitment is in effect; then the Class B Notes so long as any Class B Notes are Outstanding or any Class B Commitment is in effect; then the Class C Notes so long as any Class C Notes are Outstanding or any Class C Commitment is in effect; then the Class D Notes so long as any Class D Notes are Outstanding; and then the Class E Notes.

     "Corporate Trust Office" means (i) with respect to the Owner Trustee, the
      ----------------------
principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19801, Attention:
Corp. Trust Dept., and (ii) with respect to the Trustee, the Trust Collateral Agent and the Backup Servicer, the principal office thereof at which at any particular time its corporate trust business shall be administered, which at the time of execution of this agreement is 1111 Polaris Parkway, Suite 1K, Mail Code OH1-0181, Columbus, Ohio 43240 (facsimile number: (614) 248-5195), Attention:
John Rothrock, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Administrative Agent, the Agents, the Servicer and the Issuer, or the principal corporate trust office of any

                                   Annex A-17
successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

     "Cram Down Loss" means, with respect to a Receivable, if a court of
      --------------
appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Receivable Payment to be made on a Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the principal balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivable Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of
 --------------
such order.

     "Cumulative Net Losses" means, as of any date, for any Receivables Pool,
      ---------------------
the aggregate cumulative amount of gross charge-offs of receivables in such Receivables Pool as of the end of the preceding Collection Period net of all Recoveries with respect to any such receivables as of the end of the preceding Collection Period.

     "Cumulative Net Loss Ratio" means, as of any date, for any Receivables
      -------------------------
Pool, the ratio, expressed as a percentage, computed by dividing:

          (a) the sum (without duplication) of (i) Cumulative Net Losses for such Receivables Pool as of the end of the preceding Collection Period and (ii) the product of (x) 0.50 and (y) the aggregate principal balance of all receivables in such Receivables Pool which are more than ninety (90) days past due as of the end of the preceding Collection Period;

          by
          --

          (b) the aggregate initial principal balance for the related Receivables Pool.

     "Custodial Fee" means, for any Distribution Date, the amount payable to the
      -------------
Custodian as its regular fee on such Distribution Date, equal to the product of
(i) the Custodial Fee Rate multiplied by (ii) 1/12 multiplied by (iii) the average daily Aggregate Principal Balance during the preceding Collection Period.

     "Custodial Fee Rate" means (a) if AmeriCredit is the Custodian, 0% and (b)
      ------------------
if a Person other than AmeriCredit is the Custodian, a rate, not to exceed 0.05% per annum, agreed to by such Person and the Trust Collateral Agent.

     "Custodian" means AmeriCredit and any other Person named from time to time
      ---------
as custodian in any Custodian Agreement acting as agent for the Trust Collateral Agent, which Person must be listed on Schedule E to the Sale and Servicing Agreement.

     "Custodian Agreement" means any Custodian Agreement from time to time in
      -------------------
effect between the Custodian named therein and the Trust Collateral Agent, as the same may be

                                   Annex A-18
amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, which Custodian Agreement and any amendments, supplements or modifications thereto shall be substantially in the form of Exhibit D to the Sale and Servicing Agreement.

     "Cutoff Date" means, with respect to any Transfer Date, such Transfer Date.
      -----------

     "DBNY" means Deutsche Bank AG, a German banking corporation acting through
      ----
its New York Branch.

     "Dealer" means a dealer who sold a Financed Vehicle and who originated and
      ------
assigned the respective Receivable to AmeriCredit under a Dealer Agreement or pursuant to a Dealer Assignment.

     "Dealer Agreement" means any agreement between a Dealer and AmeriCredit
      ----------------
relating to the acquisition of Receivables from a Dealer by AmeriCredit.

     "Dealer Assignment" means, with respect to a Receivable, the executed
      -----------------
assignment executed by a Dealer conveying such Receivable to AmeriCredit.

     "Dealer Underwriting Guide" means the underwriting manual used by
      -------------------------
AmeriCredit in the purchase of Receivables as amended from time to time.

     "Default" means any occurrence that is, or with notice or the lapse of time
      -------
or both would become, an Event of Default.

     "Defaulted Receivable" means, with respect to any date, a Receivable with
      --------------------
respect to which (i) all or any portion in excess of 5% of a Scheduled Receivable Payment is more than 90 days past due, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) the Obligor has been identified in the records of the Servicer as being the subject of a current bankruptcy proceeding or (iv) such Receivable is in default and the Servicer has charged-off such Receivable in accordance with its standard policies or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

     "Definitive Notes" has the meaning specified in Section 2.10 of the
      ----------------
Indenture.

     "Delinquent Receivable" means a Receivable (other than a Defaulted
      ---------------------
Receivable) with respect to which more than 5% of a Scheduled Receivable Payment is more than 60 days past due.

     "Delivery" when used with respect to Trust Account Property means:
      --------

     (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Trust Collateral Agent or its nominee or custodian by physical delivery to the Trust Collateral Agent or its nominee or custodian endorsed to, or registered in the name of, the Trust Collateral Agent or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC), transfer thereof
(i) by delivery of such certificated security

                                   Annex A-19
endorsed to, or registered in the name of, the Trust Collateral Agent or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trust Collateral Agent or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trust Collateral Agent or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trust Collateral Agent or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trust Collateral Agent or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any
                                             -----------------
event, any such Physical Property in registered form shall be in the name of the Trust Collateral Agent or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

     (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trust Collateral Agent or its nominee or custodian of the purchase by the Trust Collateral Agent or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trust Collateral Agent or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Trust Collateral Agent or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

     (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending

                                   Annex A-20
of a confirmation by the financial intermediary of the purchase by the Trust Collateral Agent or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trust Collateral Agent or its nominee or custodian.

     "Depositor" shall mean AmeriCredit in its capacity as Depositor under the
      ---------
Trust Agreement.

     "Determination Date" means, with respect to any Collection Period, the
      ------------------
second Business Day preceding the Distribution Date in the next calendar month.

     "Distribution Date" means, with respect to each Collection Period, the
      -----------------
fifteenth day of the following calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing April 15, 2002.

     "Electronic Ledger" means the electronic master record of the retail
      -----------------
installment sales contracts or installment loans of the Servicer.

     "Eligible Deposit Account" means a segregated trust account with the
      ------------------------
corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Investments" mean book-entry securities, negotiable instruments
      --------------------
or securities represented by instruments in bearer or registered form which evidence:

     (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual
           --------  -------
commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of Prime-1;

     (c) commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of Prime-1;

                                   Annex A-21

     (d) investments in money market funds (including funds for which the Trust Collateral Agent or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

     (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

     (g) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Securities, or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto; and

     (h)  cash denominated in United States dollars.

     Any of the foregoing Eligible Investments may be purchased by or through the Owner Trustee or the Trust Collateral Agent or any of their respective Affiliates.

     "Eligible Receivable" means, with respect to any day, a Receivable as to
      -------------------
which each of the representations and warranties set forth on the Schedule of Representations attached as Schedule B to the Sale and Servicing Agreement is true and correct on such day, provided that if the eligibility criteria for any asset-backed securitization sponsored by AmeriCredit after the Closing Date are more restrictive than those set forth on such Schedule B, Schedule B shall be deemed amended by the substitution of such more restrictive criteria.

     "ERISA" has the meaning specified in Section 2.4 of the Indenture.
      -----

     "Event of Default" has the meaning specified in Section 5.1 of the
      ----------------
Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Excluded Receivables Balance" means, with respect to any day, the sum,
      ----------------------------
without duplication, of the following amounts: (i) the aggregate amount, with respect to each state, by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have mailing addresses in such state (other than Texas or California) exceeds 15% of the Aggregate Principal Balance of all Eligible Receivables; (ii) the amount by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have mailing addresses in Texas and California exceeds 35% of the Aggregate Principal Balance of all Eligible Receivables; (iii) the amount by which the Aggregate Principal Balance of Eligible Receivables secured by used Financed Vehicles exceeds 90% of the Aggregate Principal Balance of all Eligible Receivables; (iv) the amount by which the Aggregate Principal Balance of Eligible Receivables originated by Third-Party Lenders (other than JP Morgan Chase Bank) or over the internet exceeds 15% of the

                                   Annex A-22

Aggregate Principal Balance of all Eligible Receivables; (v) the amount by which the Aggregate Principal Balance of Eligible Receivables originated by any single Third-Party Lender (other than JPMorgan Chase Bank) exceeds 7.5% of the Aggregate Principal Balance of all Eligible Receivables; (vi) if Borrowing Base Delinquent Receivables constitute Eligible Receivables pursuant to the provisions of Schedule B to the Sale and Servicing Agreement, the greater of (x) 50% of the Aggregate Principal Balance of Borrowing Base Delinquent Receivables and (y) the amount by which the Aggregate Principal Balance of Borrowing Base Delinquent Receivables exceeds the product of (I) the Aggregate Principal Balance of all Eligible Receivables and (II) the percentage of Borrowing Base Delinquent Receivables permitted in the latest Take-Out Securitization; (vii) the amount by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have AmeriCredit Scores below 205 exceeds 5% of the Aggregate Principal Balance of all Eligible Receivables and (viii) any Eligible Receivable amended or modified by the Servicer except as provided in Section 4.2(b) and
Section 4.2(c)(i) and (ii) of the Sale and Servicing Agreement.

     "Executive Officer" means, with respect to any corporation, the Chief
      -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "FDIC" means the Federal Deposit Insurance Corporation.
      ----

     "Finance Charges" means, with respect to a Contract, any finance, interest
      ---------------
or similar charges owing by an Obligor or another Person pursuant to such Contract.

     "Financed Vehicle" means an automobile or light-duty truck, van or minivan,
      ----------------
together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Force-Placed Insurance" has the meaning ascribed thereto in Section 4.4 of
      ----------------------
the Sale and Servicing Agreement.

     "Grant" means mortgage, pledge, bargain, warrant, alienate, remise,
      -----
release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Gross Charge-Offs" means, with respect to any Collection Period, the
      -----------------
aggregate Principal Balances of all Receivables (i) as to which 5% or more of a Scheduled Receivable Payment shall have become 120 or more days delinquent (excluding Receivables for which the Financed Vehicle has been repossessed and Receivables for which the Obligor is bankrupt), or

                                   Annex A-23

(ii) that the Servicer has charged-off (or in respect of which the Servicer has otherwise determined in good faith that payments relating thereto are not likely to be resumed).

         "Holder" or "Noteholder" means the Person in whose name a Note is
          ------      ----------
registered on the Note Register.

         "Indebtedness" means, with respect to any Person at any time, (a)
          ------------
indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

         "Indenture" means the Indenture specified in the introductory paragraph
          ---------
to this Annex A.

         "Independent" means, when used with respect to any specified Person,
          -----------
that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Sellers and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sellers or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Sellers or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Initial Closing Date" means December 13, 2001.
          --------------------

         "Insolvency Event" means, with respect to a specified Person, (a) the
          ----------------
filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by

                                   Annex A-24
such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insurance Add-On Amount" means the premium charged to the Obligor in
          -----------------------
the event that the Servicer obtains Force-Placed Insurance pursuant to Section
4.4 of the Sale and Servicing Agreement.

         "Insurance Policy" means, with respect to a Receivable, any insurance
          ----------------
policy (including the insurance policies described in Section 4.4 of the Sale and Servicing Agreement) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

         "Interest Period" means, with respect to any Distribution Date, the
          ---------------
period from and including the most recent Distribution Date on which interest has been paid (or in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the following Distribution Date. In the case of the first Distribution Date, the Interest Period shall be 37 days for the Class A-1 Notes, Class A-2 Notes, Class S Notes, Class B Notes and Class C Notes and 37 days for the Class D Notes and Class E Notes.

         "Interest Rate Hedge" means any interest rate cap or other hedging
          -------------------
mechanism which satisfies the requirements of Section 3.23 of the Indenture.

         "Interest Rate Hedge Assignment Acknowledgment" means an acknowledgment
          ---------------------------------------------
in substantially the form of Exhibit B to the Indenture executed by a counterparty to an Interest Rate Hedge in favor of the Trust Collateral Agent.

         "Interest Rate Hedge Cap Strike Price/Swap Fixed Rate" means, with
          ----------------------------------------------------
respect to an Interest Rate Hedge which is an interest rate cap, the "strike price" set forth in such Interest Rate Hedge, and with respect to an Interest Rate Hedge which is fixed rate/floating rate swap, the fixed rate payable by the Issuer thereunder.

         "Interest Rate Hedge Payment" means any payment received by the Trust
          ---------------------------
Collateral Agent under any Interest Rate Hedge.

         "Interim Distribution Date" has the meaning specified in Section 5.5(c)
          -------------------------
of the Sale and Servicing Agreement.

         "Investment Earnings" means, with respect to any date of determination
          -------------------
and Trust Account, the investment earnings on amounts on deposit in such Trust Account on such date.

         "Issuer" means AmeriCredit Master Trust, the party named as such in the
          ------
Indenture until a successor replaces it and, thereafter, means the successor.

         "Issuer Order" and "Issuer Request" means a written order or request
          ------------       --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

                                   Annex A-25

         "Issuer Secured Obligations" means all amounts and obligations which
          --------------------------
the Issuer may at any time owe to or on behalf of the Trustee for the benefit of the Noteholders under the Indenture, the Notes or any Basic Document.

         "Level I Trigger Event" means, as of any date, that (x) a Portfolio
          ---------------------
Trigger Event has occurred on or prior to such date or (y) a Portfolio Default has occurred prior to such date and such Portfolio Default has been cured or waived in accordance with the related transaction documents.

         "Level II Trigger Event" means, as of any date, the existence of a
          ----------------------
Portfolio Default on such date. A "Level II Trigger Event" shall be deemed to exist so long as the underlying Portfolio Default is not cured or waived in accordance with the related transaction documents.

         "Level III Trigger Event" means, on any Distribution Date, that the
          -----------------------
Receivables Pool Servicer Delinquency Ratio for any Receivables Pool exceeds the amount set forth opposite the number of months since such Receivables Pool was securitized on Schedule 5 to the Indenture.

         "Level IV Trigger Event" means, on any Distribution Date, the
          ----------------------
Cumulative Net Loss Ratio for any Receivables Pool exceeds the amount set forth opposite the number of months since such Receivables Pool was securitized on
Schedule 6 to the Indenture.

         "Lien" means a security interest, lien, charge, pledge, equity, or
          ----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Lien Certificate" means, with respect to a Financed Vehicle, an
          ----------------
original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

         "Limited Amortization Amount" shall mean, with respect to any Limited
          ---------------------------
Amortization Period, the sum of the Class A Limited Amortization Amount, the Class B Limited Amortization Amount and the Class C Limited Amortization Amount for such Limited Amortization Period.

         "Limited Amortization Period" shall mean, unless an Event of Default
          ---------------------------
shall have occurred and be continuing, a period beginning on the first day of the Collection Period specified in the notice delivered by the Issuer in accordance with Section 10.4 of the Indenture, and ending upon the first to occur of (i) the occurrence of an Event of Default and (ii) the last day of the Collection Period related to the Distribution Date on which the applicable Limited Amortization Amount shall have been paid in full.

         "Liquidated Receivable" means, with respect to any Collection Period, a
          ---------------------
Receivable as to which (i) 90 days have elapsed since the Servicer repossessed the Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, or (iii) 5% or more of a Scheduled Receivable Payment shall have become 120 or more days delinquent, except in the case of a repossessed Financed Vehicle.

                                   Annex A-26

         "Lockbox Account" means an account maintained on behalf of the Trust
          ---------------
Collateral Agent by the Lockbox Bank pursuant to Section 4.2(d) of the Sale and Servicing Agreement.

         "Lockbox Agreement" means the Tri-Party Remittance Processing
          -----------------
Agreement, dated as of December 13, 2001, as amended and restated as of February 22, 2002, by and among AmeriCredit, Bank One, NA (Chicago)and the Trust Collateral Agent, as such agreement may be amended or supplemented from time to time, unless the Trust Collateral Agent shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event "Lockbox Agreement" shall mean such other agreement, substantially in the form of Exhibit C to the Sale and Servicing Agreement, among the Servicer, the Trust Collateral Agent and the Lockbox Bank.

         "Lockbox Bank" means a depository institution named by the Servicer and
          ------------
listed on Schedule D to the Sale and Servicing Agreement.

         "Loss Ratio" means, as of any date, the ratio (expressed as a
          ----------
percentage) computed by dividing "A" by "B" and multiplying the result by "C", where "A" equals the aggregate amount of Gross Charge-Offs of Receivables owned by the Issuer during the six Collection Periods immediately preceding such date net of all Recoveries with respect to any such Receivables (including post-disposition amounts received on previously charged-off Receivables) divided by the average Aggregate Principal Balance during such six Collection Periods, where "B" equals the actual number of days in such six Collection Periods and where "C" equals the actual number of days in the fiscal year of the Servicer in which the most recent Collection Period ended.

         "Majority Noteholders" means the Class A Majority, the Class B
          --------------------
Majority, the Class C Majority, the Class S Majority, the Class D Majority or the Class E Majority, as the case may be.

         "Master Sale and Contribution Agreement" means the Master Sale and
          --------------------------------------
Contribution Agreement among AFC and AmeriCredit, dated as of December 13, 2001, as amended and restated as of February 22, 2002, pursuant to which AFC acquires certain Receivables from AmeriCredit, as such Agreement may be amended and supplemented from time to time.

         "Minimum Reserve Account Amount" means, on any date, the greater of (a)
          ------------------------------
$1,000,000 and (b) 1% of the Aggregate Principal Balance of the Eligible Receivables on such date.

         "Monthly Extension Rate" means, with respect to any Determination Date,
          ----------------------
the fraction, expressed as a percentage, the numerator of which is the Aggregate Principal Balance of all Receivables in the Servicing Portfolio whose payments were extended during the related Collection Period and the denominator of which is the Aggregate Principal Balance of all Receivables in the Servicing Portfolio as of the close of business on the last day of the Collection Period immediately preceding such related Collection Period.

         "Monthly Records" means all records and data maintained by the Servicer
          ---------------
with respect to the Receivables, including the following with respect to each
Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used

                                   Annex A-27
classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivable Payment; current Insurance Policy expiration date; and past due late charges.

         "Moody's" means Moody's Investors Service, or its successor.
          -------

         "Net Liquidation Proceeds" means, with respect to a Liquidated
          ------------------------
Receivable, all amounts realized with respect to such Receivable net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any
            --------  -------
Receivable shall in no event be less than zero.

         "Net Spread" means, as of any date, the positive excess (rounded upward
          ----------
to the nearest 0.5%), if any, of (a) the product of the weighted average APR of the Eligible Receivables times the Performing Loan Factor on such date over (b)
                         -----                                         ----
the sum of (i) the Total Expense Percentage plus (ii) the weighted (on the basis
                                            ----
of notional amounts) average Interest Rate Hedge Cap Strike Price/Swap Fixed Rates for the Interest Rate Hedges in effect on such date plus (iii) 1.25%.
                                                          ----

         "Note" means a Class A-1 Note, a Class A-2 Note, a Class S Note, a
          ----
Class B Note, a Class C Note, a Class D Note and a Class E Note.

         "Noteholder" means the Person in whose name a Note is registered in the
          ----------
Note Register.

         "Note Owner" means, with respect to a Book-Entry Note, the person who
          ----------
is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Paying Agent" means the Trustee or any other Person that meets
          -----------------
the eligibility standards for the Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account, including payment of principal or of interest on the Notes on behalf of the Issuer.

         "Note Purchase Agreements" means the Class A-1 Note Purchase Agreement,
          ------------------------
the Class A-2 Note Purchase Agreement, the Class S Note Purchase Agreement, the Class B Note Purchase Agreement, the Class C Note Purchase Agreement, the Class D Note Purchase Agreement and the Class E Note Purchase Agreement.

         "Note Register" and "Note Registrar" have the respective meanings
          -------------       --------------
specified in Section 2.4 of the Indenture.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the
          -------
Financed Vehicle and any other Person who owes payments under the Receivable.

         "Officers' Certificate" means, (i) with respect to the Sale and
          ---------------------
Servicing Agreement, a certificate signed by the chairman of the board, the president, any executive vice president or any

                                   Annex A-28
vice president, any treasurer, assistant treasurer, secretary or assistant secretary of a Seller or the Servicer, as appropriate, and (ii) with respect to the Indenture, a certificate signed by any Authorized Officer of the Owner Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.1 of the Indenture, and delivered to the Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "Opinion of Counsel" means, (i) with respect to the Sale and Servicing
          ------------------
Agreement, a written opinion of counsel that is reasonably acceptable to the Trust Collateral Agent, and is satisfactory in form and substance to the Trust Collateral Agent, and (ii) with respect to the Indenture, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Trustee, and which shall comply with any applicable requirements of Section 12.1 of the Indenture, and shall be in form and substance satisfactory to the Trustee.

         "Other Conveyed Property" means all property conveyed by the Sellers to
          -----------------------
the Trust pursuant to Section 2.1(a)(ii) through (vii) of the Sale and Servicing Agreement.

         "Outstanding" means, as of the date of determination, all Notes
          -----------
theretofore authenticated and delivered under the Indenture except:

         (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Note Paying Agent in trust for the Noteholders (provided, however, that
                                                         --------  -------
         if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Trustee); and

         (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite
--------  -------
Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, either Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, either Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                                   Annex A-29

         "Outstanding Amount" means the aggregate principal amount of all Notes,
          ------------------
or class of Notes, as applicable, Outstanding at the date of determination.

         "Owner Trust Estate" has the meaning assigned to such term in the Trust
          ------------------
Agreement.

         "Owner Trustee" means Bankers Trust (Delaware), not in its individual
          -------------
capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

         "Performing Loan Factor" means, on any day, 1 minus the most recently
          ----------------------                       -----
calculated Servicer Delinquency Ratio.

         "Person" means any individual, corporation, estate, partnership, joint
          ------
venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Physical Property" has the meaning assigned to such term in the
          -----------------
definition of "Delivery" above.

         "Portfolio Default" means, with respect to any date, the occurrence,
          -----------------
with respect to securities issued within the three year period ending on such date, which are backed by automobile installment sales contracts ("receivables") (other than securities which are backed, except for an insubstantial portion, by automobile installment sales contracts with respect to which the Obligors thereunder, at the time of origination of such sales contracts, were residents of Canada) and with respect to which AmeriCredit or any Affiliate of AmeriCredit is the servicer, of an "event of default" or similar event under any applicable enhancement or insurance agreement or an "amortization event", "pay-out event" or similar event under any applicable sale and servicing agreement or indenture which event has the potential consequence, inter alia, under the related
                                           ----- ----
agreements of requiring the acceleration or early amortization of the related securities or permitting the realization upon the receivables and/or other collateral. A Portfolio Trigger Event is not in and of itself a Portfolio Default.

         "Portfolio Trigger Event" means, with respect to any date, the
          -----------------------
occurrence of a "trigger event" or any other analogous event however denominated, with respect to securities issued within the three year period ending on such date which are backed by automobile installment sales contracts ("receivables") (other than securities which are backed, except for an insubstantial portion, by automobile installment sales contracts with respect to which the Obligors thereunder, at the time of origination of such sales contracts, were residents of Canada) and with respect to which AmeriCredit or any Affiliate of AmeriCredit is the servicer, which event is based on the performance of such receivables and has the potential consequence under the related agreements of causing the amount required to be retained in any related spread or reserve account or the level of any other enhancement to be increased.

         "Pre-Computed Receivable" means any Receivable under which the portion
          -----------------------
of a payment allocable to earned interest (which may be referred to in the related Receivable as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

                                   Annex A-30

         "Predecessor Note" means, with respect to any particular Note, every
          ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Principal Balance" means, with respect to any Receivable, as of any
          -----------------
date, the sum of (x) the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable and (ii) any Cram Down Loss in respect of such Receivable plus (y) the accrued and unpaid interest on such Receivable.

         "Proceeding" means any suit in equity, action at law or other judicial
          ----------
or administrative proceeding.

         "Purchase Amount" means, with respect to a Receivable, the Principal
          ---------------
Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

         "Purchase Percentage" means, with respect to any date, the percentage
          -------------------
equivalent of a fraction the numerator of which is the sum of the Class A Borrowing Base, the Class B Borrowing Base, the Class C Borrowing Base, the Class D Borrowing Base and the Class E Borrowing Base on such date and the denominator of which is the Aggregate Principal Balance on such date.

         "Purchase Price" means, with respect to a Receivable on any date, the
          --------------
product of (i) the Principal Balance of such Receivable and (ii) Purchase Percentage on such date.

         "Purchased Receivable" means a Receivable purchased as of the close of
          --------------------
business on the last day of a Collection Period by the Servicer pursuant to
Section 4.7 of the Sale and Servicing Agreement or repurchased by a Seller or the Servicer pursuant to Section 3.2 or Section 9.1(a) of the Sale and Servicing Agreement.

         "Purchasers" means the Class A Purchasers, the Class B Purchasers (as
          ----------
defined in the Class B Note Purchase Agreement), the Class C Purchasers (as defined in the Class C Note Purchase Agreement) and the Class S Purchasers (as defined in the Class S Note Purchase Agreement).

         "Rating Agency" means Moody's and Standard & Poor's.
          -------------

         "Rating Agency Condition" means, with respect to any action, that each
          -----------------------
Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Sellers, the Servicer, the Agents, the Administrative Agent, the Trustee, the Owner Trustee, the Issuer and the Trust Collateral Agent in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Notes, provided that if
                                                             --------
Moody's shall have acknowledged (verbally or in writing) receipt of such notice and shall not have responded in writing to any such notice within 10 days, Moody's shall be deemed to have notified the Sellers, the Servicer, the Agents, the Administrative Agent, the Trustee, the Owner Trustee, the Issuer

                                   Annex A-31
and the Trust Collateral Agent in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Notes.

         "Ratings Reaffirmation Dates" means each of (a) the Distribution Dates
          ---------------------------
occurring in March, June, September and December of each year, starting June, 2002 and (b) the date of any supplemental indenture to the Indenture or amendment to the Sale and Servicing Agreement which amends Section 5.1(xvi),
(xvii) or (xx) of the Indenture or Section 3.4, 8.1(g) or (i) or Schedule B to the Sale and Servicing Agreement.

         "Realized Losses" means, with respect to any Receivable that becomes a
          ---------------
Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

         "Receivable" means any Contract listed on the Schedule of Receivables.
          ----------

         "Receivable Files" means the documents specified in Section 3.3 of the
          ----------------
Sale and Servicing Agreement.

         "Receivables Pool" means, with respect to any date of determination,
          ----------------
each receivables pool supporting an asset-backed securitization sponsored by AmeriCredit on and after the date two years prior to such date of determination (excluding any Receivables held as part of any warehouse arrangement).

         "Receivables Pool Servicer Delinquency Ratio" means, as of the last day
          -------------------------------------------
of a Collection Period, for any Receivables Pool, the ratio, expressed as a percentage, computed by dividing (i) the aggregate principal balance on such date of each receivable in such Receivables Pool which is a Delinquent Receivable (excluding a receivable for which the Financed Vehicle has been repossessed and the proceeds thereof have not been realized by the Servicer) by
(ii) the aggregate principal balance of all receivables in such Receivables Pool on the first day of such Collection Period.

         "Record Date" means, with respect to a Distribution Date, Redemption
          -----------
Date or Interim Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date, Redemption Date or Interim Distribution Date, unless otherwise specified in the Indenture or the Sale and Servicing Agreement.

         "Records" means all Contracts and other documents, books, records and
          -------
other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

         "Recoveries" means, with respect to any Defaulted Receivable, monies
          ----------
collected in respect thereof (other than Scheduled Receivable Payments collected from the related Obligor which cause such Receivable to be no longer a Defaulted Receivable), from whatever source (including those received from Titled Third-Party Lenders), during any Collection Period, net of the sum of any reasonable expenses incurred by the Servicer in connection with the collection, repossession and disposition of the related Financed Vehicle and any amounts required by law to

                                   Annex A-32
be remitted to the related Obligor; provided that Recoveries with respect to any
                                    --------
Defaulted Receivable shall in no event be less than zero.

         "Redemption Date" means (a) in the case of a redemption of the Notes
          ---------------
pursuant to Section 10.1(a) of the Indenture or a payment to Noteholders pursuant to Section 10.1(b) of the Indenture, the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1(a) or (b) of the Indenture as applicable.

         "Redemption Price" means (a) in the case of a redemption of the Notes
          ----------------
pursuant to Section 10.1(a) of the Indenture, an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to and including the Redemption Date plus all other amounts accrued and unpaid with respect thereto, including, without limitation, Class A-1 Monthly Costs and Expenses, Class A-2 Monthly Costs and Expenses, Class B Monthly Costs and Expenses, Class C Monthly Costs and Expenses and Class S Monthly Costs and Expenses, or (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b) of the Indenture, the amount on deposit in the Collection Account, but not in excess of the amount specified in clause (a) above.

         "Registrar of Titles" means, with respect to any state, the
          -------------------
governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "Required Noteholders" means the Class A Required Noteholders, the
          --------------------
Class B Required Noteholders, the Class C Required Noteholders, the Class S Required Noteholders, the Class D Required Noteholders or the Class E Required Noteholders, as the case may be.

         "Requisite Ratings" means with respect to each Class of Notes not held
          -----------------
by AmeriCredit or its Affiliates, the ratings from S&P and Moody's set forth opposite such Class of Notes below.

         Class                          S&P                        Moody's
         -----                          ---                        -------

         A-1 and A-2                    AAA                        Aaa

         B                              AA                         Aa2

         C and S                        A                          A2

         D                              BBB                        Baa2

         E                              BB                         Ba1

         "Reserve Account" means the account designated as such, established and
          ---------------
maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

                                   Annex A-33

         "Reserve Account Required Amount" means, on any date, the greater of
          -------------------------------
(a) the Minimum Reserve Account Amount and (b) the product of 6% and the Aggregate Principal Balance of the Eligible Receivables on such date.

         "Responsible Officer" means, with respect to the Trustee or the Trust
          -------------------
Collateral Agent, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Trustee or the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement
          ----------------------------
specified in the introductory paragraph to this Annex A.

         "Schedule of Receivables" has the meaning specified in Section
          -----------------------
2.1(b)(i) of the Sale and Servicing Agreement.

         "Schedule of Representations" means the Schedule of Representations and
          ---------------------------
Warranties attached as Schedule B to the Sale and Servicing Agreement.

         "Scheduled Receivable Payment" means, with respect to any Collection
          ----------------------------
Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b) of the Sale and Servicing Agreement, the Scheduled Receivable Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

         "Securities" means the Notes and the Certificate, collectively.
          ----------

         "Sellers" means AmeriCredit and AFC in their capacities as Sellers
          -------
under the Sale and Servicing Agreement, and their successors in interest to the extent permitted under the Sale and Servicing Agreement.

         "Service Contract" means, with respect to a Financed Vehicle, the
          ----------------
agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

         "Service Non-Extension Notice" has the meaning specified in Section
          ----------------------------
4.14 of the Sale and Servicing Agreement.

         "Servicer" means AmeriCredit Financial Services, Inc., as the servicer
          --------
of the Receivables, and each successor Servicer pursuant to Section 8.3 of the Sale and Servicing Agreement.

                                   Annex A-34

         "Servicer Delinquency Ratio" means, as of the last day of a Collection
          --------------------------
Period, the ratio, expressed as a percentage, computed by dividing (i) the aggregate principal balance on such date of each receivable in the Servicing Portfolio which is a Delinquent Receivable (including a receivable for which the Financed Vehicle has been repossessed and the proceeds thereof have not been realized by the Servicer) by (ii) the aggregate principal balance of all receivables in the Servicing Portfolio on the last day of such Collection Period.

         "Servicer Termination Event" means an event specified in Section 8.1 of
          --------------------------
the Sale and Servicing Agreement.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer
          ----------------------
delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, substantially in the form of Exhibit A attached to the Sale and Servicing Agreement.

         "Servicing Fee" means, with respect to any Collection Period, the fee
          -------------
payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the average Aggregate Principal Balance of Receivables for each day during such Collection Period.

         "Servicing Fee Rate" means 2.00% per annum.
          ------------------

         "Servicing Portfolio" means as of any date, all receivables (whether or
          -------------------
not thereafter sold or disposed of) which are serviced by the Servicer or any of its Affiliates at such time.

         "Servicing Collection and Credit Policy and Procedures" means
          -----------------------------------------------------
AmeriCredit's written credit, servicing and collections procedures delivered or otherwise made available to the Administrative Agent prior to the Closing Date, as amended from time to time in accordance herewith.

         "Simple Interest Method" means the method of allocating a fixed level
          ----------------------
payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

         "Simple Interest Receivable" means a Receivable under which the portion
          --------------------------
of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "Standard & Poor's" means Standard & Poor's, a Division of The
          -----------------
McGraw-Hill Companies, Inc., or its successor.

         "State" means any one of the 50 states of the United States of America
          -----
or the District of Columbia.

                                   Annex A-35

         "Stated Maturity Date" means the Distribution Date in the 81st month
          --------------------
following the month in which all the Class A Commitments, the Class B Commitments and the Class C Commitments shall have terminated.

         "Step-Up Percentage" means, on any date, the aggregate of each
          ------------------
Percentage Add-On in effect on such date (if any) as computed below, provided
                                                                     --------
that the Step-Up Percentage shall not exceed 3%:

         If on such date (i) a Level I Trigger Event exists, the Percentage Add-On related thereto shall be 2%; (ii) a Level II Trigger Event exists, the Percentage Add-On related thereto shall be 3%; (iii) a Level III Trigger Event exists, the Percentage Add-On related thereto shall be 3%; and (iv) a Level IV Trigger Event exits, the Percentage Add-On related thereto shall be 3%. Percentage Add-Ons shall be determined on each Determination Date and shall remain in effect until the succeeding Determination Date.

         "Supplement" means an agreement by and among the Issuer, AmeriCredit,
          ----------
AFC, the Backup Servicer and the Trust Collateral Agent pursuant to which AmeriCredit and AFC sell, and the Issuer purchases, Receivables, substantially in the form of Exhibit B to the Sale and Servicing Agreement.

         "Swingline Borrowing" has the meaning specified in Section 12.6 of the
          -------------------
Indenture.

         "Swingline Borrowing Date" has the meaning specified in Section 12.6 of
          ------------------------
the Indenture.

         "Take-Out Securitization" means (a) a financing transaction of any sort
          -----------------------
undertaken by a Seller or any Affiliate of the Sellers secured, directly or indirectly, by any Receivables or (b) any other asset securitization, secured loans or similar transactions involving any Receivables or any beneficial interest therein.

         "Tangible Net Worth" means, with respect to any Person, the net worth
          ------------------
of such Person calculated in accordance with GAAP after subtracting therefrom the aggregate amount of such Person's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

         "Termination Date" means the date on which the Trustee shall have
          ----------------
received payment and performance of all Issuer Secured Obligations.

         "Third-Party Lender" means an entity that originated a loan to a
          ------------------
consumer for the purchase of a motor vehicle and sold the loan to AmeriCredit pursuant to an Auto Loan Purchase and Sale Agreement.

         "Third-Party Lender Assignment" means, with respect to a Receivable,
          -----------------------------
the executed assignment executed by a Third-Party Lender conveying such Receivable to AmeriCredit.

         "Titled Third-Party Lender" means a Third-Party Lender having a short
          -------------------------
term debt rating of at least A-1/P-1 from S&P and Moody's, respectively, that has agreed to assist AmeriCredit, to the extent necessary, with any repossession or legal action in respect of Financed Vehicles with respect to which such Third-Party Lender has assigned its full interest therein to

                                   Annex A-36

AmeriCredit and is listed as first lienholder or secured party on the certificate of title relating to such Financed Vehicle.

         "Total Expense Percentage" means, as of any date, the sum of (a) the
          ------------------------
Servicing Fee Rate plus (b) the Custodial Fee Rate plus (c) the Backup Servicing/Trust Collateral Agent Fee Rate.

         "Transfer Date" means, with respect to any Receivables to be
          -------------
transferred to the Trust pursuant hereto, the date on which such transfer is to take place.

         "Trust" means the Issuer.
          -----

         "Trust Account Property" means the Trust Accounts, all amounts and
          ----------------------
investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Trust Accounts" has the meaning assigned thereto in Section 5.1(b) of
          --------------
the Sale and Servicing Agreement.

         "Trust Agreement" means the Trust Agreement dated as of October 1,
          ---------------
2001, among AmeriCredit, AFC and the Owner Trustee, as amended and restated as of December 13, 2001, and as further amended and restated as of February 22, 2002, as the same may be amended and supplemented from time to time.

         "Trust Collateral Agent" means, initially, Bank One, NA, in its
          ----------------------
capacity as collateral agent on behalf of the Noteholders, including its successors-in-interest, until and unless a successor Person shall have become the Trust Collateral Agent pursuant to Section 6.17 of the Indenture, and thereafter "Trust Collateral Agent" shall mean such successor Person.

         "Trustee" means Bank One, NA, a national banking association, not in
          -------
its individual capacity but as trustee under the Indenture, or any successor trustee under the Indenture.

         "Trust Estate" means all money, instruments, rights and other property
          ------------
that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Trust Collateral Agent), including all proceeds thereof.

         "Trust Officer" means, (i) in the case of the Trust Collateral Agent,
          -------------
the chairman or vice-chairman of the board of directors, any managing director, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee or any agent of

                                   Annex A-37
the Owner Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

         "Trust Property" means the property and proceeds conveyed pursuant to
          --------------
Section 2.1 of the Sale and Servicing Agreement, together with certain monies paid on or after the related Cut-off Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account and certain other rights under the Sale and Servicing Agreement.

         "UCC" means, unless the context otherwise requires, the Uniform
          ---
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                                   Annex A-38